UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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    eOn Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 29, 2010

To Our Stockholders:

The Board of Directors joins me in extending to you a cordial invitation to attend the 2010 Annual Meeting of Stockholders of eOn Communications Corporation. The Annual Meeting will be held at our office located at 1703 Sawyer Road, Corinth, MS 38834 at 2:00 PM local time on January 19, 2011.

We hope many eOn Communications Corporation stockholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy will save the expense involved in further communications. Any stockholder attending the Annual Meeting may vote in person even if a proxy has been returned.

We hope that you will be able to attend the Annual Meeting, and we look forward to seeing you.

Sincerely,

David S. Lee Chairman of the Board

1703 Sawyer Road • Corinth, MS 38834

408-694-3339 • 408-996-9722 • Fax www.eoncommunications.com

EON COMMUNICATIONS CORPORATION

1703 SAWYER ROAD

CORINTH, MISSISSIPPI 38834

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 19, 2011

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2010 Annual Meeting of Stockholders of eOn Communications Corporation (the “Corporation”) will be held at 1703 Sawyer Road, Corinth, MS 38834, at 2:00 PM on January 19, 2011, for the following purposes:

(1)	To elect one Class II director to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified;

(2)	To ratify the appointment of Horne LLP as our independent registered public accounting firm; and

(3)	To transact any other business which may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The above items of business are more fully described in the Proxy Statement accompanying this notice. Please read the Proxy Statement carefully.

Only stockholders of record at the close of business on November 26, 2010 are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during usual business hours ten days prior to the meeting date at the principal offices of the Corporation located at 1703 Sawyer Road, Corinth, MS 38834.

By Order of the Board of Directors,

eOn Communications Corporation

Gloria Lee

Corporate Secretary

Corinth, Mississippi 38834

November 29, 2010

Your vote is important. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

EON COMMUNICATIONS CORPORATION

1703 SAWYER ROAD

CORINTH, MISSISSIPPI 38834

PROXY STATEMENT

FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 19, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the 2010 Annual Meeting of Stockholders to be held on January 19, 2011 for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to security holders on or about December 17, 2010.

The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at its request. The proxies named therein have been designated by the Board of Directors.

Stockholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Corporation at 1703 Sawyer Road, Corinth, MS 38834, in writing of such revocation prior to the Annual Meeting. A proxy, when properly executed, duly returned and not so revoked, will be voted and, if it contains any specification, will be voted in accordance therewith, provided the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors as stated on the proxy form and in this Proxy Statement.

The recommendations of the Board of Directors with respect to voting on each scheduled item of business at the Annual Meeting are set forth in this Proxy Statement. In summary, the Board recommends that stockholders vote:

•	For the election of the nominated Class II director to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified;

•	For the ratification of appointment of Horne LLP as our independent registered public accounting firm; and

•

Any other item of business that properly comes before the Annual Meeting, the proxy holders will vote the shares of Common Stock represented by valid proxies as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

The proxy solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by officers, directors and regular employees of the Corporation personally, by telephone or by facsimile. The Corporation does not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Corporation may pay persons holding shares in their name, or of their nominees, for the expense of sending proxies and proxy material to principals. The entire cost of solicitation will be borne by the Corporation.

Notice Regarding the Availability of Proxy Materials

We have posted materials related to the 2010 Annual Meeting on the Internet. The following materials are available on a secure Internet website that is compliant with new regulatory standards and does not utilize tracking cookies or site visit intelligence tracking. It is located at http://www.proxyvote.com:

•	This Proxy Statement for the 2010 Annual Meeting, and

•	The Corporation’s 2010 Annual Report to Shareholders, including its Form 10-K filed with the Securities and Exchange Commission.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of the 2,857,966 outstanding shares of Common Stock at the close of business on the record date, November 26, 2010, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

The presence in person or representation by proxy of a majority of the outstanding shares of Common Stock as of the record date at the Annual Meeting will constitute a quorum, thereby permitting the stockholders to conduct their business at the Annual Meeting.

The election of directors will be determined by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

Each other item of business that properly comes before the Annual Meeting will be determined by the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted on the matter. Under Delaware law, abstentions are counted for the purpose of determining whether there is a quorum and, being shares entitled to vote, are counted in the determination of voting results.

In general, if a stockholder holds shares of Common Stock in “street name” through a broker or other nominee, and if the broker or other nominee is not instructed or otherwise empowered to vote the stockholder’s shares at a meeting with respect to matters which are deemed to be non-discretionary, then the stockholder’s shares will constitute “broker non-votes” as to such matter. Under Delaware law, broker non-votes are counted for the purpose of determining whether there is a quorum; however, because they reflect the withholding of voting power on a specified matter, they are not shares entitled to vote and thus are not counted in the determination of voting results. There may be “broker non-votes” at the Annual Meeting with respect to the proposal for the election of directors, because the election of directors is deemed to be a non-discretionary matter.

At the Annual Meeting, votes will be counted by a representative of Broadview Investor Communication Solutions, the Corporation’s independent Inspector of Election. Such representative will process the votes cast by the stockholders, will make a report of inspection and count of the votes cast by the stockholders, and will certify as to the number of votes cast on each proposal.

PROPOSAL NO. 1: ELECTION OF DIRECTOR

The Board of Directors of the Corporation currently consists of five directors divided into three classes designated Class I, Class II, and Class III. Upon Mr. Robert P. Dilworth’s decision to not run for reelection, the board approved a resolution reducing the number of members to four. A single class of directors is elected each year at the Annual Meeting. Subject to transition provisions, each class of directors serves until the third Annual Meeting of stockholders after his/her election or until a successor has been elected and duly qualified. Due to the reduction in number of board members, one Class II director will be elected at the Annual Meeting.

The persons named in the accompanying form of proxy will vote the shares represented by all valid proxies, which are received for the election of the nominee hereinafter named, unless the authority to do so is withheld on the proxy. The nominee for the Class II director is presently serving in such capacity.

Management has no reason to believe that the nominee will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingency should arise, it is the intention of the persons named in the accompanying form of proxy to vote for another nominee selected by the Board of Directors in accordance with their best judgment.

The following descriptions set forth certain information, as of November 15, 2010, about each director, including each person’s business experience for the past five years. There is no family relationship between any of the directors or executive officers of the Corporation.

NOMINEE FOR CLASS II DIRECTOR

DAVID S. LEE, age 73, became the Chairman of the Board of eOn in 1991. From 2003 until June 2008, he served as President and Chief Executive Officer. Previously Mr. Lee served as Chief Executive Officer from May 2000 through August 2001. Mr. Lee is a director of Linear Technology Corporation, a semiconductor company, and Vizio, a consumer electronics company, Chairman of Symbio, a global outsourcing company, and serves as a Senior Advisor for Silver Lake, a private equity investment firm for technology. Mr. Lee is also Regent Emeritus for the University of California. From 1985 to 1988, Mr. Lee was President and Chairman of Data Technology Corporation, a computer peripheral company. Prior to 1985, he was Group Executive and Chairman of the Business Information Systems Group of ITT Corporation, a diversified company, and President of ITT Qume, formerly Qume Corporation, a computer systems peripherals company. In 1973, Mr. Lee co-founded Qume Corporation and was its Executive Vice President until the company was acquired by ITT Corporation in 1978. Mr. Lee received an M.S. from North Dakota State University and a B.S. and an honorary doctorate from Montana State University.

The Board has determined that the nominee is qualified to serve on the Board after giving consideration to the Corporation’s business operations and corporate structure based upon Mr. Lee’s long-term experience in the industry, his service on various boards of directors, including his tenure on the Board of Directors of the Corporation.

CLASS III DIRECTOR WHOSE TERM EXPIRES IN 2011

W. FRANK KING, age 71, became a director of eOn in 1998. Mr. King is a director of Concero, a software integration consulting firm, and was its President and Chief Executive Officer from 1992 to 1998. He is also director of iBasis, Inc., a telecommunications company; Aleri Inc., a software company; and Live Wire Mobile, a mobile personalization company. Dr. King earned a Ph.D. from Princeton University, an M.S. from Stanford University and a B.S. from the University of Florida.

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2012

FREDERICK W. GIBBS, age 78, became a director of eOn in 2002. In 1988, Mr. Gibbs founded Mulberry Hill Enterprises, a consulting firm specializing in telecommunications and electronics, business acquisition analysis, and international business. Previously, Mr. Gibbs served in various management and consultant roles for International Telephone and Telegraph Corporation (ITT) over a 23 year period, including Executive Vice President of ITT and Senior Group Executive of Telecommunications and Electronics, a division of ITT Corporation. Mr. Gibbs also served on the boards of CMC Industries and ACT Manufacturing. Currently, Mr. Gibbs is a practicing attorney. Mr. Gibbs earned a B.A. from Alfred University and a J.D. from Rutgers University.

JAMES W. HOPPER, age 66, became a director of eOn in 2009. Mr. Hopper was appointed by the eOn Board of Directors as Chief Executive Officer of eOn on June 15, 2009. Prior to joining the Company, Mr. Hopper has been President of Cortelco, Inc. since 1997. Prior to 1997, he was Executive Vice President of Cortelco International, Inc., President and Chief Executive Officer of CMC Industries, and Executive Vice President and Plant Manager of Cortelco USA. Mr. Hopper’s experience also includes thirty-five years with ITT Corporation where he held numerous senior management positions. He has served on the Board of Directors of CMC Industries, Cortelco Systems Puerto Rico, International Telecommunications Corp., Ringers, Inc., and KSS Mid-South, Inc. Mr. Hopper holds a B.B.A in Management and Economics from the University of Memphis.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During fiscal year 2010, seven meetings of the Board of Directors were held. Each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the year. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, the members of which are appointed by the Board of Directors. The Board of Directors established an independent Committee of the Board of Directors, which did not meet during fiscal year 2010. The Board of Directors has determined that directors King, Dilworth, and Gibbs are “independent directors” as defined in Rule 4200 of the Marketplace Rules of the National Association of Security Dealers, Inc. Independent directors are free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment in evaluating transactions contemplated by the Company. These two directors are the members of the Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee, as discussed below.

Audit Committee

The Audit Committee consists of W. Frank King, Robert P. Dilworth, and Frederick W. Gibbs. The Audit Committee makes recommendations to the Board regarding the selection of independent auditors, reviews the scope and results of the audit engagement, approves the fees for the auditors, reviews and evaluates eOn’s internal control functions, and reviews all potential conflict of interest situations. See “Certain Transactions.” The Audit Committee has adopted a written charter in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, which is attached as Appendix A. The Board of Directors has determined that Mr. King is an “audit committee financial expert” as defined in Item 407(d) 5(ii) of Regulation S-K. The Audit Committee met four times during fiscal year 2010.

Compensation Committee

The Compensation Committee consists of Frederick W. Gibbs, Robert P. Dilworth, and W. Frank King. The Compensation Committee reviews, determines, and establishes the salaries, bonuses and other compensation of the Corporation’s executive officers and administers the Corporation’s Equity Incentive Plans in which executive officers and other key employees participate. The Compensation Committee met four times during fiscal year 2010. The Compensation Committee does not have a charter. During fiscal year ended 2010, neither the Corporation nor the Compensation Committee engaged any compensation consultants.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “CGN Committee”) consists of W. Frank King, Robert P. Dilworth, and Frederick W. Gibbs. The CGN Committee has the responsibility for matters relating to the organization and membership of the Board of Directors and for issues relating to the Company’s corporate governance. The CGN Committee did not meet during fiscal year 2010.

The CGN Committee does not have a separate charter. The Board of Directors will consider all potential candidates for nomination by the Board of Directors for election as directors who are recommended by the Company’s stockholders, directors, officers and employees. All director recommendations must be made in accordance with the provisions of Section 5(b) of our bylaws. All director recommendations should be sent to the CGN Committee, c/o Corporate Secretary. The CGN Committee will screen all potential director candidates in the same manner, regardless of the source of the recommendation. The CGN Committee’s review typically will be based on the written materials provided with respect to a potential director candidate. The CGN Committee will evaluate and determine whether a potential candidate meets our minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate. The CGN Committee does not have a policy regarding diversity, but does seek to provide the Board with a depth of experience and differences in viewpoints and skills.

The Board of Directors has adopted the following series of minimum qualifications and specific qualities and skills for our directors, which will serve as the basis upon which potential director candidates are evaluated by the CGN Committee:

•	Directors should possess the highest personal and professional ethics, integrity and values.

•	Directors should have expertise and experience at policy-making levels in areas that are relevant to our business.

•	Directors should have, or demonstrate an ability and willingness to acquire in short order, a clear understanding of the fundamental aspects of our business.

•	Directors should be committed to representing the long-term interests of our stockholders.

•

Directors should be willing to devote sufficient time to carry out their duties and responsibilities effectively and should be committed to serving on the Board of Directors for an extended period of time.

•	Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities.

Leadership Structure and Risk Oversight

The Board believes that it is best to separate the functions of the Chief Executive Officer and the Chairman of the Board of Directors. The Chief Executive Officer is responsible for the daily management of the Corporation, while the Chairman of the Board of Directors is responsible for providing leadership on the Board of Directors with respect to the Corporation’s overall strategy and risk profile. Our Chairman of the Board brings experience, oversight and expertise from outside the company and industry, while our Chief Executive Officer provides company-specific experience and expertise. The Board believes that the separate roles of Chairman and Chief Executive Officer promotes effective and thorough meetings and discussions and facilitates the flow of information between management and the Board.

Both the Board as a whole and its committees play an active role in overseeing management of our risks. The Board regularly reviews information regarding the Corporation’s strategy and key areas of the Corporation including operations, finance, legal and regulatory. The Board’s Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and reviewing the risks associated with our overall compensation practices and policies for all of our employees. The Audit Committee oversees management of financial risks. The CGN Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Compensation of Directors

Salaried officers of the Corporation or its subsidiaries do not receive additional compensation for serving as members of the Board of Directors. No additional compensation is paid if a full-time officer serves on any committee of the Board of Directors.

In fiscal 2010, annual cash payments of $15,000 were paid to each non-employee serving as a member of the Board of Directors. Beginning in fiscal 2011, the annual amount is increased to $25,000. Directors are also entitled to reimbursement of expenses incurred to attend meetings. Non-employees serving as members of the Board of Directors are eligible to receive stock option grants under eOn’s 1999 Equity Incentive Plan (the “1999 Plan”), which was adopted by the Board of Directors and approved by a majority of stockholders in April 1999. As of November 15, 2010, there were three non-employee directors eligible to participate in the 1999 Plan: Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. During fiscal year 2010 there were no options to purchase common stock issued to non-employee directors.

In order to recruit and retain qualified directors, the Board may, in its discretion, make grants of stock options to directors. Exercise prices will be equal to the fair market value on the date of grant. Each stock option will become exercisable one year following the date of grant and expire ten years from the date of grant. Options granted under the 1999 Plan to directors may be exercised only if the holder has been in continuous service on the Board of Directors at all times since the date of the grant of the option. Based upon the Corporation’s performance in fiscal year 2010, the Board determined not to make any grants of stock options to directors during the past year.

Annual Meeting Attendance

The Company does not have a policy requiring Board members to attend annual meetings. All five of the Company’s directors attended the prior year’s annual meeting. Four of the Company’s current directors are expected to attend the 2010 annual meeting.

Stockholder Communications

Stockholders may communicate with the Board of Directors or any individual director regarding any matter relating to the Corporation that is within the responsibilities of the Board of Directors. Stockholders, when acting solely in such capacity, should send their communications to the Board of Directors or an individual director c/o Corporate Secretary, 1703 Sawyer Road, Corinth, MS 38834. The Corporate Secretary will discuss with the Chairman of the Board or the individual director whether the subject matter of a stockholder communication is within the responsibilities of the Board of Directors. The Corporate Secretary will forward a stockholder communication to the Chairman of the Board or individual director if such person determines that the communication meets this standard.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation’s directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Corporation’s common stock (the “Reporting Persons”) file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required to furnish the Corporation with copies of all Section 16(a) reports filed with the SEC. Based solely on the Corporation’s review of the copies of such reports and written representations from certain Reporting Persons furnished to the Corporation, the Corporation believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal year 2010.

The Company has adopted a Code of Ethics that applies to all employees. A copy of this Code of Ethics is posted on our investor relations website—www.eoncc.com/investor_relations.htm.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE FOR CLASS II DIRECTOR LISTED ABOVE.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Horne LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2011. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes such a change would be in the best interests of the Corporation and its stockholders.

On February 9, 2010, the Company engaged Horne LLP as the Registrant’s independent registered accounting firm replacing GHP Horwath, P.C. pursuant to the recommendation of the audit committee and approval of the Board of Directors of the Company. The reports of GHP on the Company’s consolidated financial statements for the years ended July 31, 2009 and July 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope, accounting principle or uncertainty.

During the two years ended July 31, 2009, and the period commencing August 1, 2009 through February 9, 2010, there were no disagreements between the Company and GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction , would have caused GHP, to make reference to the subject matter of such disagreements in connection with its report, or “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended July 31, 2009 and the period commencing August 1, 2009 through the engagement of Horne as the company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Horne with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission, with GHP, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished GHP with a copy of this report prior to filing with the SEC and requested that GHP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosure insofar as they relate to GHP’s audit services and engagement as the Company’s independent registered public accounting firm. GHP furnished a letter addressed to the SEC dated February 9, 2010, a copy of which is attached to the Company’s Form 8-K filed on February 10, 2010 as Exhibit 16.1.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Audit Fees represent aggregate fees billed for professional services rendered in connection with the audit of the Company’s annual financial statements and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q/10-QSB. The aggregate fees billed for professional services rendered for the audit and review of the Company’s annual financial statements for each of the years ended July 31, 2010 and 2009, were approximately $119,000 and $184,000, respectively.

Audit Related Fees

Audit Related Fees represent aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not included under the caption “Audit Fees” above. There were no audit related fees billed by Horne LLP or GHP Horwath, P.C. for fiscal years ended 2010 or 2009.

Tax Fees

Tax Fees represent aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. There were no tax fees billed by Horne LLP or GHP Horwath, P.C. for fiscal years ended 2010 or 2009.

All Other Fees

All Other Fees represent aggregate fees billed for all other products and services provided by the principal accountant not otherwise disclosed above. There were no fees from Horne LLP or GHP Horwath, P.C. for services rendered to the Company, other than for services described above, for the years ended July 31, 2010 or 2009.

The audit committee has adopted a policy for the pre-approval of all audit and non-audit services provided by our independent auditor. Under this policy, any audit or non-audit service performed by the independent auditor must receive either specific or general pre-approval by the audit committee. Specific pre-approval is the action whereby the audit committee explicitly pre-approves the engagement of the independent auditor to perform specific audit or non-audit services. General pre-approval entails the pre-approval of the engagement of the independent auditor to perform services pursuant to pre-approval policies and procedures established by the audit committee that are detailed as to the specific types of services so pre-approved. Any service performed by the independent auditor that exceeds its pre-approved fee level must receive specific pre-approval by the audit committee. All of the services provided by Horne LLP and GHP Horwath P.C. during fiscal years 2010 and 2009 were approved by the audit committee pursuant to this policy.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF HORNE LLP AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2011.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is not anticipated that a representative of Horne LLP, will be present in person at the Annual Meeting. However, representatives will be available via conference call, and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Stockholders interested in presenting a proposal for consideration at the Corporation’s 2011 Annual Meeting of Stockholders must follow the procedures prescribed in the Corporation’s amended and restated bylaws and the SEC’s proxy rules. Proposals of stockholders to be presented at the Corporation’s 2011 Annual Meeting of Stockholders (other than those submitted for inclusion in the Corporation’s proxy materials pursuant to rule 14a-8 of the SEC’s proxy rules) must be received by the Corporation (attention: Secretary) no earlier than the date which is 120 days prior to the first anniversary of this year’s meeting date (September 21, 2011) and no later than the date which is 90 days prior to the first anniversary of this year’s meeting date (October 21, 2011). Proposals of stockholders pursuant to Rule 14a-8 of the SEC’s proxy rules that are intended to be presented at the

Corporation’s 2011 Annual Meeting of Stockholders must be received by the Corporation (attention: Secretary) no later than the date which is 120 calendar days before the anniversary date of the date the 2010 proxy statement is sent to the Company’s shareholders (August 8, 2011), to be included in the Corporation’s proxy materials relating to that meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of September 30, 2010. The table shows ownership by:

•	Each person or entity known to us to beneficially own five percent (5%) or more of the shares of our outstanding stock;

•	Each of our directors;

•	Each of our Named Executive Officers;

•	Each nominee for director, if such person is not currently a director or executive officer; and

•	All of our directors, executive officers, and director nominees as a group.

This information is based on information received from or on behalf of the named individuals. The number of shares beneficially owned includes shares of common stock subject to options exercisable or currently exercisable within 60 days of September 30, 2010, which are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options. As of September 30, 2010, eOn had 2,857,966 shares outstanding.

Unless otherwise indicated, the principal address of each of the stockholders below is: c/o eOn Communications Corporation, 1703 Sawyer Road, Corinth, MS 38834. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Principal Position	Number of Shares Beneficially Owned		Percent of Class (6)
David S. Lee	Chairman of the Board	801,876	(1)	27.20%
James W. Hopper	Chief Executive Officer and Director	793	(2)	*
Lee M. Bowling	Chief Financial Officer	0		NA
Robert P. Dilworth	Director	20,000	(3)	*
Frederick W. Gibbs	Director	47,000	(4)	1.59%
W. Frank King	Director	22,000	(5)	*
All Directors and executive officers as a group (6 persons)		891,669		30.24%

*	Less than one percent.
(1)	Consists of 723,545 shares held directly by David S. Lee, 45,998 shares held by the Lee Family Trust, and 32,333 options exercisable within 60 days of September 30, 2010.
(2)	Consists of 793 shares held indirectly by spouse.
(3)	Consists of 20,000 options exercisable within 60 days of September 30, 2010.
(4)	Consists of 29,000 shares held directly and 18,000 options exercisable within 60 days of September 30, 2010.
(5)	Consists of 2,000 share held directly and 20,000 options exercisable within 60 days of September 30, 2010.
(6)	The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 2,857,966 outstanding shares of common stock as of September 30, 2010, plus the shares of common stock that the person has the right to acquire as of such date or within 60 days thereafter.

EXECUTIVE OFFICERS

As of fiscal year ended July 31, 2010, the Company’s only named executive officers were James W. Hopper, Chief Executive Officer, and Lee M. Bowling, Chief Financial Officer. Information concerning Mr. Hopper and Mr. Bowling is set forth in the Company’s 10K filed for the period ended July 31, 2010, and such information is hereby incorporated by reference. On June 15, 2009, David Lee resigned as Chief Executive Officer and Stephen Bowling resigned as Chief Financial Officer and a member of the Company’s Board of Directors. On June 15, 2009, James W. Hopper was appointed by the Board as Chief Executive Officer and to fill the vacancy on the Board of Directors that arose upon the resignation of Mr. Bowling. The Board appointed Lee Bowling as the Chief Financial Officer of the Company effective June 15, 2009.

COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy. We compensate our executives through a mix of base salary, performance incentive bonuses, long-term equity incentives, and employee benefits and perks designed to:

•	Attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of our stockholders;

•	Motivate our executives to achieve our key strategic and financial performance measures; and

•	Enhance the incentives for executives to increase our stock price and maximize stockholder value.

A portion of executive officers’ compensation potential on an annual basis is at risk based on our performance. If our performance does not meet the criteria established by the Compensation Committee, incentive compensation will be adjusted accordingly. The Compensation Committee of The Board of Directors oversees our general programs of compensation and benefits for all employees and determines the compensation of our executive officers and directors. Our compensation setting process consists of establishing a base salary, a targeted, performance incentive bonus, and long-term equity compensation for each executive. We design the performance incentive bonus compensation to reward executives as a group linking this compensation to revenue and earnings growth targets as well as certain other corporate objectives. Other employees are rewarded with performance incentive bonus compensation for achieving specific operational goals within areas under their control, although company-wide performance is also a factor.

The total cash compensation (i.e., base salary plus performance incentive bonus) paid to our executive officers is intended to be competitive with the total cash compensation paid to executive officers in similar positions at companies engaged primarily in the communications industry with revenues similar to ours, as well as comparable to other companies with performance similar to ours. The Compensation Committee reviews the targeted total compensation (i.e., the aggregate level of compensation that we will pay if performance goals are fully met) to ensure the total compensation is aligned with our goals of comparability and incentivizing performance. We also provide our executives with a variety of other benefits that we make available generally to all salaried employees.

The Role of the Compensation Committee. The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. In determining the appropriate level of compensation and the total compensation package, the Compensation Committee reviews a variety of sources to determine and set compensation.

The Compensation Committee reviews the performance and compensation for our executives. Our CEO assists the Compensation Committee by providing recommendations regarding the compensation of all other executives. Each named executive officer and other senior executive management team members, in turn, participates in performance reviews with the CEO to provide input about their contributions to our success for the period being assessed. The performance of our CEO and executive management team as a group is reviewed by the Compensation Committee.

Total Compensation. The total compensation package offered to each executive officer is comprised of four elements which are described in more detail below:

Element	Objective
Base salary	Attract and retain, reward individual performance
Performance incentive bonus	Achievement of financial objectives
Long-term equity incentive awards	Align long-term compensation with stockholder results
Employee benefits and perks	Provide competitive benefits

The Compensation Committee is responsible for balancing the financial requirements of the Company with the need to attract and retain key executives. We strongly believe in retaining the best talent among our executive management team. Goals of the compensation program are to align compensation with business performance and the interest of stockholders, and enable the Company to attract, motivate, and retain management that can contribute to the Company’s long-term success. In the case of our CEO, we also considered our performance since he was employed, and the anticipated level of difficulty of replacing him with someone of comparable experience and skill.

Base Salaries. We want to provide our executives with a level of assured cash compensation in the form of base salary to compensate them for the services they provide and their level of professional experience and knowledge. The Compensation Committee considers the input of the CEO with respect to the base salaries of our other executive officers. The Compensation Committee reviews senior management compensation. In establishing base salaries, we seek relevant compensation information including (1) the scope of the position; (2) the responsibilities; (3) the experience and length of service with our Company, the industry, and the community; (4) efforts and performance; (5) team building skills; (6) the observance of our ethics and compliance programs; (7) the salaries paid by competitive companies to officers in similar positions; and (8) the base salaries paid to our other executive officers. Increases in base salary from year to year are based upon the performance of the executive officers as well as market positioning considerations, as assessed by the CEO and reviewed and approved by the Compensation Committee. The Compensation Committee assesses these factors with respect to the CEO. The Compensation Committee recommends the compensation of the CEO for approval by the independent directors of the Board of Directors. The base salaries of our named executive officers are set forth below.

Name	Annual Base Salary Paid as of July 31, 2010	Annual in Lieu of Salary for Services as CEO
James W. Hopper	$177,091	$52,885
Lee M. Bowling	97,614	—

These salaries reflect levels that the Compensation Committee concluded were appropriate based upon its general experience.

Performance Incentive Bonus. We implemented an Executive Incentive Plan (the Bonus Plan) for all of our officers, including executive officers, in 2006. The Bonus Plan, which is administered by the Compensation Committee, provides that each year the Compensation Committee will establish a method for determining the total amount of performance incentive bonuses available to be paid to all officers under the Bonus Plan (bonus pool). The bonus pool is established based upon specific measures of our financial performance, which may include sales, operating income, pre-tax income, net income, and earnings per share. The Compensation Committee, in its sole and absolute discretion, may determine the amount of each officer’s actual performance incentive bonus portion of bonus pool earned under the Bonus Plan. For fiscal year 2010, bonus payments were made to Mr. Hopper and Mr. Bowling of $30,000 and $28,000, respectively. In fiscal year 2009, no bonus payments were made due to the financial performance of the Company.

Equity Compensation. We may grant long-term, equity-based incentive awards to our executive officers under our 1999 and 2001 Equity Incentive Plans, as amended and restated (the Equity Incentive Plans). Under the Equity Incentive Plans, which are administered by the Compensation Committee, we may grant awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, phantom stock units, performance share units, and stock bonuses. Based on an assessment of competitive factors, we determine an award that is suitable for providing an adequate incentive for the performance and retention of each executive officer. In fiscal year 2010 and 2009, no stock options or awards were granted to executive or non-executive employees.

Other Elements of Compensation and Perks. In order to attract and retain employees while paying market levels of compensation, we provide our executives and other employees the following benefits and perks.

Medical Insurance. We provide to each executive officer and the executive officer’s spouse and children such health, dental and vision insurance coverage as we may from time to time make available to our other employees. We pay a portion of the premiums for this insurance for all employees.

Life and Disability Insurance. We provide to each executive officer such disability and/or life insurance as we, in our sole discretion, may from time to time make available to our other executive employees of the same level of employment.

Defined Contribution Plan. We offer the Section 401(k) Savings/Retirement Plan (the 401(k) Plan), a tax-qualified retirement plan, to our eligible employees. Under the provisions of the plan, all participants may contribute up to 60% of their compensation, subject to limitations established by the Internal Revenue Service. We may contribute a matching contribution of not less that 50% of the employee contributions up to 6% of the employees compensation. We may also provide special discretionary contributions equal to a percentage of an employee’s annual compensation and/or an amount determined by management.

Stock Purchase Plan. Our 1999 Employee Stock Purchase Plan (ESPP), which qualifies under Section 423 of the Internal Revenue Code, permits participants to purchase our common stock on favorable terms. ESPP participants are granted a purchase right to acquire shares of common stock at a price that is 85% of the stock price on either the first day of the plan period or the stock price on the last day of the plan period, whichever is lower. The purchase dates occur on the last business day of August and February of each year. To pay for the shares, each participant may authorize periodic payroll deductions from their cash compensation, subject to certain limitations imposed by the Internal Revenue Code. All payroll deductions collected from the participant in a period are automatically applied to the purchase of common stock on that period’s purchase date provided the participant remains an eligible employee and has not withdrawn from the ESPP prior to that date.

Other. We make available certain other perks or fringe benefits to executive officers and other employees, such as tuition reimbursement, travel insurance, professional society dues and food and recreational fees incidental to official company functions, including board meetings.

Severance Benefits. We believe that companies should provide reasonable severance benefits to employees. With respect to named executive officers, these severance benefits should reflect the fact that it may be difficult for them to find comparable employment within a short period of time. In the event of the termination of our named executive officers’ employment, the post-employment pay and benefits, if any, to be received by the executive officer will vary according to the basis for their termination.

Compensation of Executive Officers. On June 16, 2008, the base salary of the former CEO was reduced $165,000 to $100,000 in conjunction with a Company restructure and reduction in personnel. Effective June 15, 2009, the Board of Directors appointed the former CEO of Cortelco, a company acquired by eOn on April 1, 2009, as CEO of eOn. The current CEO has an employment contract with Cortelco and receives an annual supplement of approximately $53,000 for his services as Chief Executive Officer of eOn.

The employment agreement with Mr. James W. Hopper provides that Cortelco will employ him for a period of three years commencing on April 1, 2009 with a base salary of $177,000 subject to annual review. Upon death or disability, Mr. Hopper or his heirs will receive compensation for a period of six months. The agreement may be terminated with or without cause prior to its expiration. If such termination by the Company does not constitute a termination with cause, or if such termination by Mr. Hopper is with cause, Mr. Hopper is entitled to the greater of his base salary and benefits until the expiration of the term of the employment agreement, or one year.

Board Process. The Compensation Committee of the Board of Directors approves all compensation and awards to executive officers. The Compensation Committee reviews the performance and compensation of the CEO. For the remaining executive officers, the CEO makes recommendations to the Compensation Committee that are subject to their review and approval. With respect to equity compensation awarded to others, the Compensation Committee grants restricted stock, generally based upon the recommendation of the CEO, and has delegated option and restricted stock granting authority to the CEO for employees who are not officers. In setting compensation and recommending the approval of compensation plans to the Board of Directors, the Compensation Committee takes into account the extent that the Company’s compensation practices may adversely affect the level of risk in the Company. The Compensation Committee weighs the impact of these risks when making these determinations.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table sets forth certain information concerning compensation earned for the fiscal years ended July 31, 2010 and 2009, by the Company’s Chief Executive Officer, and by executive officers who earned more than $100,000 in salary and bonus during fiscal 2010 (the “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total Compensation
David S. Lee (3)	2010	$—	$—	$—	$31,005	$31,005
Chairman	2009	88,462	—	—	3,025	91,487
James W. Hopper (4)	2010	177,091	30,000	—	79,711	286,802
Chief Executive Officer	2009	23,839	—	—	13,129	36,968
Lee M. Bowling (5)	2010	97,614	28,000	—	15,685	141,299
Chief Financial Officer	2009	13,140	—	—	1,437	14,577
Stephen R. Bowling (6)	2010	—	—	—	—	—
Chief Financial Officer (former)	2009	145,809	—	—	4,911	150,720

(1)	There were no options issued to the Named Executive Officers as compensation in the last two years.
(2)	The amounts in All Other Compensation column are more fully described in the table under “All Other Compensation—Supplemental”.
(3)	On June 15, 2009, Mr. Lee ceased receiving a salary.
(4)	Includes Cortelco compensation for Mr. Hopper beginning June 15, 2009, the effective date of his appointment as Chief Executive Officer. Mr. Hopper has an employment agreement with Cortelco and is also compensated by eOn which pays for an annuity, home office and insurance in lieu of salary for his services as Chief Executive Officer of eOn.
(5)	Includes Cortelco compensation for Mr. Lee Bowling beginning June 15, 2009, the effective date of his appointment as Chief Financial Officer.
(6)	Mr. Stephen Bowling served as Chief Financial Officer until June 15, 2009. His 2009 salary includes $35,232 in accrued vacation and severance payments.

See Compensation Disclosure and Analysis above for a complete description of compensation plans pursuant to which the amounts listed under Summary compensation Table were paid or awarded and the criteria for such payment.

All stock options vest and become exercisable upon a change in control, as defined in the Equity Incentive Plans

All Other Compensation—Supplemental

The table below sets forth other compensation information during fiscal year 2010 for our Named Executive Officers.

Name and Principal Position		401K	Insurance Premiums	Payment in Lieu of Salary	Total All Other Compensation
David S. Lee	Chairman	$—	$31,005	$—	$31,005
James W. Hopper	Chief Executive Officer	6,213	20,613	52,885	79,711
Lee M. Bowling	Chief Financial Officer	3,768	11,917	—	15,685

Stock Option Grants in Fiscal Year 2010

During fiscal year 2010, no options to purchase shares of the Company’s common stock were issued to directors or executive officers of the Company.

Aggregated Option Exercises in Fiscal 2010 and Fiscal Year-End Option Values

The table below sets forth information regarding the outstanding equity awards held by our named executive officers as of July 31, 2010. Options generally vest at either a rate of (1) 12.5% six months after the grant date and equal monthly installments thereafter over a 42 month period, or (2) 25% one year after the grant date and equal monthly installments thereafter over a three year period. These options have a term of 10 years.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options		Value of Unexercised In-The-Money Options
			Exercisable	Unexercisable	Exercisable	Unexercisable
David S. Lee	—	—	32,333	—	$—	$—

Outstanding Equity Awards

The table below sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of July 31, 2010.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
David S. Lee	1,000	—	$5.000	5/22/2011
	1,000	—	$3.400	5/22/2012
	1,000	—	$5.000	5/20/2013
	1,000	—	$9.650	7/30/2013
	18,333	—	$16.350	2/24/2014
	10,000	—	$7.150	6/14/2016

Option Exercises During Fiscal Year 2010

During fiscal year 2010, there were no stock option exercises by our Named Executive Officers.

DIRECTOR COMPENSATION

We compensate our directors for their services as members of the Board of Directors and committees with a combination of annual retainers and stock options. Directors who are not employees are eligible to receive compensation for their services as directors, while directors who are employees of the Company are ineligible to receive separate director compensation. The following table sets forth a summary of compensation we paid to our non-employee directors for fiscal year 2010.

Name	Fees Earned Or Paid in Cash	Option Awards (1)	Total
Robert P. Dilworth	$15,000	$—	$15,000
Frederick W. Gibbs	15,000	—	15,000
W. Frank King	15,000	—	15,000

(1)	During fiscal year 2010, there were no options to purchase common stock issued to the directors listed.

Eligible directors were paid a quarterly retainer of $3,750 in fiscal 2010. The retainer was increased to $6,250 per quarter beginning in fiscal 2011. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and its committees. In addition, eligible directors are periodically awarded options to purchase stock, at the discretion of the Board of Directors.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During fiscal year 2010, the Audit Committee met four times.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors their independence from the Corporation and its management.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” (Codification of Statements on Auditing Standards, AU 380) and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Corporation for the fiscal year ended July 31, 2010, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

In connection with the standards for independence of the Corporation’s independent accountants promulgated by the Securities and Exchange Commission, during the Corporation’s 2010 fiscal year, the Audit Committee considered in advance of the provision of any non-audit services by the Corporation’s independent accountants whether the provision of such services is compatible with maintaining the independence of the Corporation’s independent accountants.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2010, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment, subject to stockholder approval, of Horne LLP as the Corporation’s independent auditors and the Board concurred in such recommendation.

The Audit Committee of the Board

W. Frank King, Chairperson

Robert P. Dilworth

Frederick W. Gibbs

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes the securities authorized for issuance under the Corporation’s equity compensation plans as of July 31, 2010.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under plan
Equity compensation plans approved by security holders:
1999 Equity Incentive Plan	105,224	$10.23	178,241
1999 Employee Stock Purchase Plan	8,277	$1.27	50,231
Equity compensation plans not approved by security holders:
2001 Equity Incentive Plan	25,800	$5.67	67,012

TOTAL	139,301	$8.86	295,484

The 2001 Equity Incentive Plan contains provisions similar to the 1999 Equity Incentive Plan, with the notable exception that grants to officers and directors are prohibited.

CERTAIN TRANSACTIONS

Approval by the Company’s Board of Directors is required for any new related party transactions that are not in the ordinary course of business. The Company’s management is responsible for identifying transactions that would be related party transactions requiring review by the Board of Directors.

Cortelco, Inc. and Cortelco Systems Holding Corp.

Cortelco, Inc. is a subsidiary of Cortelco and a supplier of Millennium and eQueue peripheral hardware. On March 8, 2008, the Company and Cortelco entered into an outsourcing agreement whereby Cortelco provided management for all of eOn’s U.S. operations. Included in the management services were sales, marketing, product management, engineering, technical support, quality assurance, accounting, and information technology. Charges incurred for products and services in fiscal year 2009 prior to the Company’s acquisition of Cortelco on April 1, 2009 were approximately $535,000. David Lee, the Company’s Chairman, was the Chairman and a controlling shareholder of Cortelco.

Cortelco Systems Puerto Rico

Cortelco Systems Puerto Rico (“CSPR”) was a wholly-owned subsidiary of the Company until July 31, 2002, when it was spun off to the shareholders of eOn. Since the spin-off, the Company has not had significant trade activity with CSPR.

The Company acquired 300,100 shares (or 18.89%) of CSPR stock as the result of the acquisition of Cortelco on April 1, 2009. These shares were valued at approximately $111,000 at April 1, 2009 based on the quoted market price of CSPR’s shares at that date. Because David Lee, Chairman of eOn, was a significant shareholder of CSPR, eOn accounted for this investment using the equity method of accounting, and eOn’s proportionate share of CSPR’s earnings or losses, are included in income in the consolidated financial statements. The Company’s proportionate share of CSPR’s net income was approximately $61,000 for the period from August 1, 2009 through June 9, 2010, the effective date of the Company establishing a majority ownership in CSPR with the purchase of Mr. Lee’s CSPR shares.

On June 9, 2010, the Company executed a Stock Purchase Agreement to purchase 501,382 shares of common stock of Cortelco Systems Puerto Rico, Inc. (“CSPR”) from David S. Lee, eOn’s Chairman. The purchase of CSPR stock was completed on June 9, 2010 and combined with the shares already owned by the Company, establishes eOn Communications as the majority shareholder of Cortelco Systems Puerto Rico.

Summarized financial information of CSPR for the referenced periods is as follows (in thousands):

	June 9, 2010	July 31, 2009
Assets:
Current Assets	$3,368	$3,151
Property and equipment	133	66
Other noncurrent assets	—	91

Total assets	$3,501	$3,308

Liabilities and stockholders’ equity:
Current liabilities	$2,009	$1,864

Total liabilities	2,009	1,864
Stockholders’ equity	1,492	1,444

Total liabilities and stockholders’ equity	$3,501	$3,308

	Period from August 1, 2009 through June 9, 2010	For the fiscal year ended July 31, 2009
Revenues	$7,224	$9,598
Cost of revenues	(5,700)	(7,685)

Gross profit	1,524	1,913
Expenses	(1,261)	(2,328)

Net income (loss) before taxes	$263	$(415)

The following represent related party transactions for each of the period from August 1, 2009 until June 9, 2010 and for the fiscal year ended July 31, 2009 (in thousands):

	2010	2009
Receivable from CSPR
Balance at beginning of period	$1	$—
Receivable acquired in merger	—	6
Purchases by CSPR	21	9
Payments from CSPR	(17)	(14)

Balance at end of period	$5	$1

Spark Technologies, Inc.

Aelix and eOn China performed engineering development projects for Spark Technologies, Inc (“Spark”), a California company that is majority owned by David Lee, the Chairman and major shareholder of eOn. On November 1, 2006, the Company entered into a professional services agreement with Spark. Under the terms of the agreement, Spark was charged based upon actual personnel, actual operating costs and allocated general overhead based upon pro rata head count, plus a margin of 10% for these services. On April 1, 2008, an outsourcing services transfer agreement was entered into and eOn transferred all of its rights and obligations under the professional services agreement with Spark to Symbio Investment Corporation (“Symbio”). eOn holds an equity interest in Symbio. Spark charges the Company for facility and related expenses for a shared facility in San Jose, CA. The following represents related party transactions for each of the fiscal years ended July 31 (in thousands):

	2010	2009
Receivable from Spark
Balance at beginning of period	$—	$—
Engineering development and costs	—	3
Payments received from Spark	—	—
Payables offset against accounts receivable	—	(3)

Balance at end of period	$—	$—

	2010	2009
Payable to Spark
Balance at beginning of period	$—	$—
Operating costs billed to eOn	55	67
Payments to Spark	(55)	(64)
Balance offset against receivable from Spark	—	(3)

Balance at end of period	$—	$—

Symbio

On August 1, 2007 and August 27, 2007, the Company made strategic investments in Symbio of $500,000 and $400,000 for 250,000 and 200,000 shares, respectively, or approximately 3% of Symbio. Symbio is a China-based provider of software development, testing, and globalization outsourcing services to multinational companies. The investment is expected to establish eOn as a preferred provider of telephony and contact center solutions for Symbio’s outsourcing engagements requiring customer interaction management. eOn also gains the ability to provide Symbio outsourcing services to its customer base. Symbio is a privately held entity and the Company accounts for its investment by the cost method.

At the time of the second investment in Symbio for $400,000, the Company received a put option from David Lee, effective beginning January 1, 2008 and expiring January 1, 2011. The put option allows the Company to sell to David Lee a maximum aggregate of 200,000 shares of its investment in Symbio for a per share price of $2.00.

In consideration of the put option, in the event that the 200,000 shares are sold without exercise of the put option before January 1, 2011, the Company has agreed to pay David Lee 50% of the proceeds in excess of $1,000,000.

In conjunction with the purchase of these shares, David Lee was appointed to the board of directors of Symbio and has been elected chairman. eOn has been granted 45,000 shares of Symbio as compensation for Mr. Lee’s services. These shares have been valued at $90,000, and have been recorded as an increase in investments and a capital contribution by David Lee.

In September 2009, Symbio announced a definitive agreement to merge with Flander, a leading mobile and embedded software development company, and Ardites, a leading expert in user experience technologies. The merger was completed in the fourth calendar quarter of 2009 and the merged companies were renamed Symbio s.a.r.l.

Symbio has contracted to assist eOn in the United States with software development. The following represent related party transactions for each of the fiscal years ended July 31 (in thousands):

	2010	2009
Receivable from Symbio
Balance at beginning of period	$9	$84
Billings and accruals for operating expenses	106	272
Payments received from Symbio	(107)	(347)

Balance at end of period	$8	$9

	2010	2009
Payable to Symbio
Balance at beginning of period	$11	$—
Billings and accruals for engineering services	22	11
Payments to Symbio	(33)	—

Balance at end of period	$—	$11

Symbio-ES Park Business Processing Outsourcing Joint Venture

On August 12, 2008, Hangzhou East Software Park (“Hangzhou”), Symbio and eOn formed Symbio-ESPark Business Processing Outsourcing Joint Venture (the “Joint Venture”) located in Hangzhou, China.

On September 9, 2008, eOn invested RMB 900,000 (approximately $136,000) into the Joint Venture for a 9% ownership interest in the Joint Venture. On June 20, 2008, the Company received approximately $138,000 from an entity related to Hangzhou and executed a promissory note due January 19, 2009 (Note 9). The note payable was cancelled in fiscal 2010 in exchange for the Company’s ownership in the Joint Venture.

The following represents related party transactions for the each of the fiscal years ended July 31 (in thousands):

	2010	2009
Receivable from Hangzhou
Balance at beginning of period	$154	$—
Billings for product and services	—	220
Payments received from Hangzhou	(154)	(66)

Balance at end of period	$—	$154

Joint Venture

On October 24, 2008, eOn China invested RMB 400,000 (approximately $58,000) into a joint venture in TaiCang, China. eOn China borrowed RMB 300,000 from an unrelated third party in TaiCang and RMB 100,000 from an employee to make this investment. These borrowings were unsecured and interest free. In November 2008, David Lee purchased this investment from eOn China for $58,000 and took personal ownership of the investment. The proceeds from David Lee were used to repay these borrowings in November 2008. The following represents related party transactions for each of the fiscal year ended July 31 (in thousands):

	2010	2009
Receivable from TaiCang
Balance at beginning of period	$64	$—
Billings for product and services	27	135
Payments received from TaiCang	(91)	(71)

Balance at end of period	$—	$64

FORM 10-K

We have filed an Annual Report on Form 10-K for the year ended July 31, 2010 with the Securities and Exchange Commission. A copy of the 10-K is incorporated into our annual report, which has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice and to vote at the annual meeting. The financial and other information contained on Form 10-K is hereby incorporated by reference into this proxy statement.

Dated: November 29, 2010

THE BOARD OF DIRECTORS OF

EON COMMUNICATIONS CORPORATION

Appendix A

eOn Communications Corporation

Audit Committee Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of eOn Communications Corporation (the Corporation). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Corporation. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the NASDAQ. The Committee shall maintain free and open communication with the independent auditors and Corporation management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Corporation’s accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Corporation books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, and the lead audit partner.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year, the Committee shall have separate private meetings with the independent auditors and management.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

•

Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Corporation. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

•	Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

•

Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

•	Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of

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Auditing Standards No. 61 (Codification Statements on Auditing Standards, AU 380) and consideration of the quality of the Corporation’s accounting principles as applied in Financial Reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Corporation’s audited financial statements in the Corporation’s Annual Report on Form 10-K.

•	Issuing annually a report to be included in the Corporation’s proxy statement as required by the rules of the Securities and Exchange Commission.

•

Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

•	Discussing with a representative of management and the independent auditors:

(1)	The interim financial information contained in the Corporation’s Quarterly Report on Form 10-QSB prior to its filing,

(2)	The earnings announcement prior to its release (if practicable), and

(3)	The results of the review of such information by the independent auditors.

•	Discussing with management and the independent auditors the quality and adequacy of and compliance with the Corporation’s internal controls.

•

Discussing with management and/or the Corporation’s general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Corporation’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

•	Reviewing the annual management letter with the independent auditors and discuss with the independent auditors their evaluation of the Corporation’s Chief Financial Officer and financial staff.

•	Reviewing and approving fees for all audit and permissible non-audit services to be performed by the independent audit firm.

The Committee’s job is one of oversight. Management is responsible for the preparation of the Corporation’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Corporation’s accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Corporation to its shareholders and others.

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EON COMMUNICATIONS CORPORATION

1703 SAWYER ROAD

CORINTH, MS 38834

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

CONTROL # 000000000000

SHARES 123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote FOR the following:

1. Election of Directors

Nominees

01 David S. Lee

The Board of Directors recommends a vote FOR the following proposal: For Against Abstain

2. To ratify the appointment of Horne LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES

CUSIP #

JOB # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000078477_1 R2.09.05.010

02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

EON COMMUNICATIONS CORPORATION Annual Meeting of Shareholders January 19, 2011 2:00 PM

This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2010 Annual Meeting of Stockholders to be held on January 19, 2011, and the Proxy Statement, and appoints David S. Lee and James W. Hopper and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of EON Communications Corporation (the “Corporation”), which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, at the 2010 Annual Meeting of Stockholders of EON Communications Corporation to be held at the Corporation offices located at, 1703 Sawyer Road Corinth, MS 38834 on Wednesday, January 19, 2011 at 2:00 PM local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side

0000078477_2 R2.09.05.010